SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2008
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.	Registrant's Business and Operations

None.

SECTION 2.	Financial Information

None.

SECTION 3.	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

From December 31, 2007 to February 13, 2008, the Mogul Energy International, Inc. (the “Company”) raised $364,950 through the unregistered sale of 2,433,000 common shares in offshore transactions to accredited investors as part of a private placement offering priced at $0.15 per share.  On December 31, 2007, the Company completed a flow-through offering under the Income Tax Act (Canada).  As part of the flow-through offering, the Company raised $804,984 through the unregistered sale of 4,472,134 common shares to accredited investors in offshore flow-through transactions at a price of $0.18 per share.  The Company agreed to pay commissions in connection with the offerings as follows:  a cash payment in the amount of 8% of the gross sale proceeds, and warrants to purchase common shares amounting to 10% of the number of shares sold.  The offerings carried registration rights providing the purchaser with the right to have the Company pursue registration of the common shares underlying the transaction.  The offerings were made almost entirely to residents of Canada.  The Company intends to use the proceeds of the offerings to fund future exploration and development on Mogul’s oil and gas exploration leases in Saskatchewan, Canada.

We believe that the transactions are exempt from registration pursuant to Regulation S, as promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”).  The securities to which this offerings relate have not been registered under the Securities Act, and were not offered or sold directly or indirectly within the United States or to or for the account or benefit of U.S. Persons (as defined in Regulation S).  The securities were sold only to persons who are not U.S. Persons and who otherwise satisfy the requirements of the applicable securities laws of the jurisdiction of their residency.

The foregoing description of the transaction is not complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein, and the form of Flow-through Subscription Agreement, a copy of which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference herein.

SECTION 4.	Matters Related to Accountants and Financial Statements

None.

SECTION 5.	Corporate Governance and Management

None.

SECTION 6.	[Reserved]

N/A.

SECTION 7.	Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 31, 2008, the Company issued a press release pursuant to Rule 135c (“Rule 135c”) of the United States Securities Act of 1933 (the “Securities Act”), as amended, updating shareholders on the status of the Company’s offerings and announcing the Company’s intention to continue to raise money through unregistered private placements of its common stock to investors in Canada.  The shares to be issued under the private placements have not been registered under the Securities Act and will not be offered or sold directly or indirectly within the United States or to or for the account or benefit of U.S. Persons (as such term is defined in Regulation S as promulgated under the Securities Act) absent registration or an applicable exemption from registration.  The Company believes that the shares, which will be sold only to persons who are not U.S. Persons, are exempt from registration under Regulation S.  In accordance with Rule 135c, the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.	Other Events

None.

SECTION 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 3.1 – Form of Subscription Agreement

Exhibit 3.2 – Form of Flow-Through Subscription Agreement

Exhibit 99.1 – Press Release dated January 31, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: February 14, 2008